EFFECTIVE SEPTEMBER 5, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 5, 2018

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11559	91-0849125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road, Spokane Valley, Washington		99216
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On September 5, 2018, Key Tronic Corporation issued a press release, which included certain updated financial information relating to the fiscal quarter and year ended June 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS
On September 5, 2018, Key Tronic Corporation issued a press release announcing that it has been awarded $6.7 million following the conclusion of a previously disclosed arbitration proceeding, which the Company commenced in the second fiscal quarter of fiscal year 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Form 8-K including the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing of Key Tronic Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such a filing.
ITEM 8.01 OTHER EVENTS

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release Dated September 5, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: September 5, 2018

	By:	/s/ Brett R. Larsen
Brett R. Larsen, Executive Vice President of Administration, CFO and Treasurer

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